          Ellsworth Convertible Growth and Income Fund

                       [logo]

               2001 Annual Report
               September 30, 2001

Ellsworth Convertible Growth and Income Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation -- which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

                   Highlights

Performance through 9/30/01 with dividends reinvested

                                              9 Months 1 Year  5 Year 10 Year
                                              -------- ------  ------ -------
Ellsworth market value (a) ...................  7.83%    2.21% 95.43% 276.38%
Ellsworth net asset value (b) ................ (6.85)  (13.34) 54.89  198.90
Closed-end convertible fund average (b) ...... (4.81)  (14.20) 32.64  162.10
S&P 500 (a) ..................................(20.39)  (26.61) 62.71  230.20
Russell 2000 (a) .............................(15.29)  (21.10) 25.42  124.73(c)
Lehman Aggregate Bond Total Return Index (b) .  8.39    12.95  47.31  111.13


Performance data represent past results and do not reflect future performance.

(a) From Bloomberg L.P. pricing service.
(b) From Lipper, Inc. Closed-End Fund Performance Analysis,
    dated September 30, 2001.
(c) Simple appreciation of index.
--------------------------------------------------------------------------------

Quarterly History of NAV and Market Price

              Net Asset Values    Market Prices (AMEX, symbol ECF)
Qtr. Ended  High    Low    Close      High    Low    Close
---------- ------  ------  ------    ------  ------  ------
Dec. 00    $11.83  $9.15   $9.60     $9.94   $7.50   $8.00
Mar. 01      9.90   8.92    9.13      9.00    8.13    8.40
Jun. 01      9.59   8.82    9.27      9.00    8.20    8.79
Sep. 01      9.30   8.45    8.67      9.05    7.55    8.35

--------------------------------------------------------------------------------

Dividend Distributions (12 Months)

Record    Payment             Capital           * Corporate
 Date      Date      Income    Gains    Total     Deduction
--------  --------   ------   -------   ------  -----------
10/26/00  11/29/00   $0.130   $1.315    $1.445      10%
 2/13/01   2/27/01    0.090     ---      0.090       6
 5/16/01   5/30/01    0.100     ---      0.100       6
 8/16/01   8/30/01    0.100     ---      0.100       6
                     ------   -------   ------
                     $0.420   $1.315    $1.735
                     ======   =======   ======

* Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

TO OUR SHAREHOLDERS

The senseless mass murder of innocent people dominates the events of fiscal 2001. We lost friends and competitors to this hateful attack on the United States and the World's financial system. Our prayers and sympathies go to their families and friends. We also send our support and prayers to our armed forces and allies who are called once again to put themselves in harm's way to perform this extraordinarily difficult task of defending our nation from those who do not believe in democracy.

The Fund's Transfer Agent and Custodian, The Bank of New York, was located just to the north of World Trade Center building 7 which collapsed on the afternoon of September 11. Although they were able to evacuate their personnel, their buildings were unusable. Due to their foresight, however, they had a functional back-up site north of New York City and in the next week they were able to open with the stock market.

The market collapsed the week after the atrocity but has experienced a strong move upward since the end of September. We believe that the rebound is due to the resilience of the American economy and to the Federal Reserve Board's decision to improve liquidity in the monetary system and lower interest rates. When money is pumped into the system the financial markets are usually the first to react. This is similar to the policy followed in 1999 when the monetary authorities sought to protect the economy from the Y2K problem. We believe that this "loose" monetary policy contributed significantly to the stock price bubble that burst in the Spring of 2000 as monetary policy became restrictive, a lesson to keep in mind as events unfold.

For shareholders who have access to the Internet, the Fund's website www.ellsworthfund.com contains press releases, dividend information and daily net asset values. The Closed-End Fund Association (www.cefa.com), of which the Fund is a member, is another source of information on many closed-end funds.* Based upon data through October 31, 2001, Morningstar** has continued to rate Ellsworth's performance at four stars (above average) for all periods measured on their "Quicktake Report" on their website.* Lipper, Inc.+ reported in its third quarter 2001 report that through September 30, 2001 Ellsworth was the top performer for three and five years among the eight closed-end convertible funds and the top performer for ten years among the seven closed-end convertible funds with a ten-year history.++ Shareholders who wish a copy of the most recent report on the Fund issued by Standard and Poor's should contact us.

At its October meeting the Board of Directors declared a dividend of 19 cents per share. The entire dividend consists of undistributed net investment income. This dividend will be payable on November 29, 2001 to shareholders of record on October 29, 2001.

The 2002 annual meeting of shareholders will be held in Bonita Bay, Florida on January 11, 2002. Time and location will be included in the Proxy Statement. All shareholders are welcome to attend and we hope to see you there.

/s/Thomas H. Dinsmore
Chairman of the Board

November 9, 2001

* The Closed-End Fund Association and Morningstar are solely responsible for the content of their sites.
** Morningstar is a mutual fund analysis and statistical reporting service that reports on and rates most mutual funds.
+ Lipper, Inc. is an analytical and statistical reporting service that reports on and measures most mutual funds.
++ From Lipper, Inc. Closed-End Fund Performance Analysis, dated
   September 30, 2001.

See Important Factors Regarding Forward-Looking Statements on page 13 of this report.

Largest Investment Holdings by underlying common stock

Principal
 Amount                                                                    Value       % Total
or Shares                                                                 (Note 1)    Net Assets
----------                                                                ----------  ----------
   40,000  Washington Mutual, Inc......................................$  2,404,000   2.7%
            A financial services company that provides a diversified
            line of products and services to consumers and small to
            mid-sized businesses.
            (value includes that portion of the Fund's investment in
            Lehman Brothers Holdings BASES, which is attributable to
	      the issuer ($184,000))

2,312,000  Sunrise Assisted Living, Inc................................   2,300,440   2.6
            Provides a full range of personalized assisted living
            services for seniors.

2,000,000  National Data Corp..........................................   2,247,580   2.5
            Provides information services and systems to the health
            care and electronic commerce markets.

2,300,000  Johnson & Johnson............................................  2,102,000   2.4
            Manufactures health care products and provides related
            services for the consumer, pharmaceutical, medical devices and diagnostics markets.
            (exchangeable from Alza Corp. 0% due 2020 and Merrill
            Lynch & Co., Inc. 2% due 2005)

    2,000  Lucent Technologies, Inc.....................................  2,044,866   2.3
            Designs, builds, and delivers a wide range of public and
            private networks, communications systems and software, and data networking systems.

1,750,000  American Greetings Corp......................................  2,043,945   2.3
            Designs, manufactures, and sells everyday and seasonal
            greeting cards and other social expression products.

5,000,000  Masco Corp...................................................  1,991,350   2.2
            Manufactures, sells and installs home improvement and
            building products, with emphasis on brand name products
            and services.

2,150,000  American Express Company.....................................  1,918,875   2.2
            Through its subsidiaries, provides travel-related, financial advisory, and international banking services around the world.
            (exchangeable from Exch. Certificate 0.625% due 2005)

1,500,000  School Specialty, Inc........................................  1,734,555   2.0
            Distributes non-textbook educational supplies and furniture for grades pre-kindergarten through 12.

1,750,000  Covanta Energy Corp..........................................  1,731,875   2.0
            Develops, structures, owns, operates, and maintains projects that generate power for sale to utilities and industrial users worldwide.
            (convertible from Ogden Corp. 5.75% and 6%, due 2002)
                                                                        -----------  ----------
           Total........................................................$20,519,486  23.2%


Major Industry Exposure
                              % Total
                             Net Assets
                             ----------
Health Care & Drugs........  13.3
Telecommunications.........  11.2
Energy.....................   8.4
Retail.....................   7.0
Technology.................   6.7
Banking....................   6.5
Cable......................   6.5
Utilities..................   4.3
Financial & Insurance......   4.2
Data-Processing Services...   4.0
                             ----------
Total......................  72.1%



Major Portfolio Changes by underlying common stock
Three Months Ended September 30, 2001
                                                             Principal
                                                              Amount
                                                             or Shares
                                                             ---------
ADDITIONS
Lucent Technologies, Inc....................................     2,500
Calpine Corp................................................    37,200
Masco Corp.................................................. 5,000,000
ICN Pharmaceuticals, Inc.................................... 1,500,000
School Specialty, Inc....................................... 1,500,000
Johnson & Johnson (exchangeable from Alza Corp.)............ 1,300,000
Omnicom Group, Inc.......................................... 1,000,000
Sprint Corp.................................................    30,000
Washington Mutual, Inc......................................    10,000
Elan Finance Corp. Ltd......................................   700,000
Nortel Networks Corp........................................   500,000

REDUCTIONS
The Walt Disney Corp.
(exchangeable from Deutsche Bank Financial, Inc.)........... 2,000,000
Lehman Brothers Holdings, Inc. Index BASES.................. 1,900,000
Calpine Corp................................................    33,750
Fifth Third Bancorp (exchangeable from CNB Capital Trust)...    30,000
International Power (Cayman) Limited........................ 1,000,000
Thermo Electron Corp........................................ 1,000,000
J.P. Morgan Chase & Co.
(exchangeable from JMH Finance, Ltd.)....................... 1,000,000
MetLife, Inc................................................    10,000
AOL Time Warner, Inc.
(exchangeable from Merrill Lynch & Co., Inc.)............... 1,000,000
EOG Resources, Inc..........................................    30,000
Diamond Offshore Drilling, Inc.
(exchangeable from Loews Corp.)............................. 1,000,000


Portfolio of Investments September 30, 2001

  Principal
   Amount                                                                                Identified   Value
  or Shares                                                                                Cost     (Note 1)
 ----------                                                                              ---------- ----------
                 ADVERTISING - 4.0%
 $1,500,000      The Interpublic Group Cos., Inc. 1.87% 2006 cv. sub. notes 144A
                  (Baa1)................................................................ $1,363,656 $1,162,500
  1,000,000      Omnicom Group, Inc. 0% 2031 LYONs * (A3)...............................    986,250    988,950
  1,500,000      Young & Rubicam, Inc. 3% 2005 cv. sub. notes (Baa1)....................  1,535,000  1,376,835
                                                                                         ---------- ----------
                                                                                          3,884,906  3,528,285
                                                                                         ---------- ----------
                AEROSPACE - 3.3%
  1,000,000      L-3 Communications Holdings, Inc. 5.25% 2009 cv. sr. sub. notes 144A
                  (B1)..................................................................  1,000,000  1,277,500
     20,000      RC Trust I 8.25% equity security units *,**
                  (exch. for Raytheon Co. class B common stock)(Ba2)....................  1,000,500  1,204,688
    700,000      SPACEHAB, Inc. 8% 2007 cv. sub. notes 144A (NR)........................    701,438    420,000
                                                                                         ---------- ----------
                                                                                          2,701,938  2,902,188
                                                                                         ---------- ----------
                 BANKING - 6.5%
  1,000,000      Deutsche Bank Financial, Inc. 1.25% 2007 medium-term exch. notes *
                   (Aa3)(exch. for CitiGroup, Inc. common stock)........................  1,094,229    991,875
     40,000 shs  National Australia Bank Ltd. 7.875% exch. capital units (A1)...........  1,038,700  1,077,200
     25,000 shs  Sovereign Capital Trust II 7.50% PIERS (B2)
                  (exch. for Sovereign Bancorp, Inc. common stock)......................  1,250,000  1,457,422
     35,000 shs  Washington Mutual Capital Trust PIERS units 144A (Baa1)
                  (exch. for Washington Mutual Inc. common stock).......................  1,773,125  1,942,500
      5,000 shs  Washington Mutual Capital Trust PIERS units (Baa1)
                  (exch. for Washington Mutual Inc. common stock).......................    268,750    277,500
                                                                                         ---------- ----------
                                                                                          5,424,804  5,746,497
                                                                                         ---------- ----------
                 CABLE - 6.5%
      2,500 shs  Adelphia Communications Corp. 5.50%  series D cv. pfd. (Caa1)..........    310,000    218,555
    800,000      Adelphia Communications Corp. 6% 2006 cv. sub. notes (B3)..............    766,250    562,160
  2,000,000      Bell Atlantic Financial Services, Inc. 4.25% 2005
                  euro. sr. exch. notes * (A1)(exch. for cash equiv. of Cable &
                  Wireless Communications plc & NTL, Inc. common stocks)................  2,313,799  2,017,500
  1,300,000      Comcast Corp. cv. deb. 0% 2020 (Baa3)..................................  1,054,059  1,020,500
     20,000 shs  Cox Communications, Inc. 7% FELINE PRIDES ** (Baa2)....................  1,075,600  1,091,400
    750,000      Cox Communications, Inc. 0.348% 2021 cv. sr. notes 144A (Baa2).........    526,719    531,405
    500,000      NTL Communications Corp. 6.75% cv. sr. notes 144A (B3)
                  (exch. for NTL, Inc. common stock)....................................    500,000    203,750
      4,025 shs  UnitedGlobalCom, Inc. common stock.....................................     16,625      9,338
     19,000 shs  UnitedGlobalCom, Inc. dep. shs.
                  representing 7% series D sr. cum. cv. pfd. (Ca2)......................  1,166,125    126,469
                                                                                         ---------- ----------
                                                                                          7,729,177  5,781,077
                                                                                         ---------- ----------
                 CAPITAL GOODS - 2.4%
  1,500,000      CS First Boston, Inc. 2% 2010 sr. medium-term exch. notes * (A1)
                  (exch. for General Electric Corp. common stock)......................  1,599,626  1,241,250
  1,000,000      Hanover Compressor Co. 4.75% 2008 cv. sr. notes (Ba3).................  1,010,000    860,000
                                                                                        ---------- ----------
                                                                                         2,609,626  2,101,250
                                                                                        ---------- ----------
                 DATA-PROCESSING SERVICES - 4.0%
  1,000,000      The BISYS Group, Inc. 4% 2006 cv. sub. notes 144A (NR)................    994,375  1,048,750
  2,000,000      National Data Corp. 5% 2003 cv. sub. notes (Ba3)......................  1,992,500  2,247,580
    625,000      Online Resources & Communications Corp. 8% 2005 cv. sub. notes
                  144A (NR)............................................................    625,000    303,125
                                                                                        ---------- ----------
                                                                                         3,611,875  3,599,455
                                                                                        ---------- ----------
                 ENERGY - 8.4%
     40,800 shs  Apache Corp. $2.015 dep. shs. representing ACES pfd. ** (Baa2)........  1,401,286  1,515,333
    500,000      Devon Energy Corp. 4.90% 2008 cv. sub. deb. * (BBB+)
                  (conv. into Chevron Corp. common stock)..............................    515,900    496,790
  1,000,000      Devon Energy Corp. 4.95% 2008 cv. sub. deb. * (BBB+)
                  (conv. into Chevron Corp. common stock)..............................  1,056,477    999,400

Portfolio of Investments September 30, 2001 (continued)

  Principal
   Amount                                                                               Identified    Value
  or Shares                                                                                Cost      (Note 1)
 ----------                                                                             ----------  ----------
                 ENERGY - continued
 $3,300,000      El Paso Corp. 0% cv. deb. 144A (Baa2)................................. $1,535,251  $1,357,125
  1,000,000      Exchangeable Certificate Corp. 2% 2005 exch. certificates 144A
                  (Aaa)(exch. for Exxon Mobil Corp. common stock)......................    964,449     980,000
  1,050,000      Kerr-McGee Corp. 5.25% 2010 cv. sub. deb. (Baa3)......................  1,086,188   1,151,630
     30,000      Kerr-McGee Corp. 5.50% 2004 DECS ** (Baa2)
                  (exch. for Devon Energy Corp. common stock)..........................    995,625   1,008,750
                                                                                        ----------  ----------
                                                                                         7,555,176   7,509,028
                                                                                        ----------  ----------
                 ENTERTAINMENT - 2.6%
  1,750,000      AOL Time Warner, Inc. 0% 2019 cv. sub. deb. (Baa2)....................  1,024,425     937,283
  3,000,000      News America, Inc. 0% 2021 LYONs 144A (Baa3)
                  (exch. for ADSs representing The News Corp. Ltd.common stock)........  1,533,928   1,362,150
                                                                                        ----------  ----------
                                                                                         2,558,353   2,299,433
                                                                                        ----------  ----------
                 FINANCIAL & INSURANCE - 4.2%
     15,000 shs  ACE Limited 8.25% FELINE PRIDES ** (Baa1).............................    750,000     933,516
  2,150,000      Exchangeable Certificate Corp. 0.625% 2005 exch. certificates 144A
                  (Aaa)(exch. for American Express Company common stock)...............  2,035,526   1,918,875
  1,500,000      XL Capital, Ltd. 0% 2021 cv. deb. 144A * (A+).........................    908,761     911,250
                                                                                        ----------  ----------
                                                                                         3,694,287   3,763,641
                                                                                        ----------  ----------
                 HEALTH CARE & DRUGS - 13.3%
  1,300,000      Alza Corp. 0% 2020 cv. sub. deb. (Aa1)
                  (exch. for Johnson & Johnson common stock)...........................    991,640   1,027,000
  1,000,000      AmerisourceBergen Corp. 5% 2007 cv. sub. notes 144A (Ba3).............  1,028,048   1,548,400
  1,000,000      Elan Finance Corporation Ltd. 0% 2018 LYONs 144A (Baa3)
                  (exch. for ADRs representing Elan Corporation, plc common stock).....    579,010     752,310
    700,000      Elan Finance Corporation Ltd. 0% 2018 LYONs (Baa3)
                  (exch. for ADRs representing Elan Corporation, plc common stock).....    508,813     526,617
  1,500,000      ICN Pharmaceuticals, Inc. 6.50% 2008 cv. sub. notes 144A (B+).........  1,514,375   1,507,500
  1,500,000      Ivax Corp. 4.50% 2008 cv. sr. sub. notes 144A (NR)....................  1,514,375   1,289,063
  1,000,000      Merrill Lynch & Co., Inc. 2% 2005 medium-term notes * (Aa3)
                  (exch. for Johnson & Johnson common stock)...........................  1,069,253   1,075,000
  1,315,000      Roche Holdings, Inc. 0% 2015 LYONs 144A (NR)
                  (exch. for Genentech, Inc. common stock).............................    974,004     938,581
  1,000,000      Sepracor, Inc. 7% 2005 cv. sub. deb. 144A (CCC+)......................  1,000,000     825,000
  2,312,000      Sunrise Assisted Living, Inc. 5.50% 2002 cv. sub. notes (NR)..........  2,154,365   2,300,440
                                                                                        ----------  ----------
                                                                                        11,333,883  11,789,91
                                                                                        ----------  ----------
                 HOME BUILDING - 2.2%
  5,000,000      Masco Corp. 0% 2031 cv. sr. notes * (Baa1)............................. 2,013,912   1,991,350
                                                                                        ----------  ----------
                 MULTI-INDUSTRY - 3.1%
  1,500,000      Cendant Corp. 0% 2021 sr. cv. CODES 144A * (Baa1)...................... 1,007,522     893,438
  2,000,000      Lehman Brothers Holdings, Inc. 0.25% 2006 BASES notes * (A2)
                  (based on the value of the performance of the 10 Uncommon Values
                  Index +).............................................................. 2,027,925   1,840,000
                                                                                        ----------  ----------
                                                                                         3,035,447   2,733,438
                                                                                        ----------  ----------
                 RETAIL - 7.0%
  1,750,000      American Greetings Corp. 7% 2006 cv. sub. notes 144A (BB+)............. 1,750,000   2,043,945
  1,000,000      Costco Wholesale Corp. 0% 2017 cv. sub. notes 144A (A3)................   588,316     847,590
    750,000      Costco Wholesale Corp. 0% 2017 cv. sub. notes (A3).....................   614,234     635,693
  2,000,000      Jones Apparel Group, Inc. 0% 2021 cv. sr. notes 144A (Baa2)............ 1,022,614     987,880
  1,500,000      School Specialty, Inc. 6% 2008 cv. sub. notes 144A (B+)................ 1,510,000   1,734,555
                                                                                        ----------  ----------
                                                                                         5,485,164   6,249,663
                                                                                        ----------  ----------


Portfolio of Investments September 30, 2001 (continued)

  Principal
   Amount                                                                               Identified    Value
  or Shares                                                                                Cost      (Note 1)
 ----------                                                                             ----------  ----------
                 TECHNOLOGY - 6.7%
 $1,000,000      Affiliated Computer Services, Inc. 3.50% 2006 cv. sub. notes 144A
                  (Baa3)............................................................... $1,001,563  $1,159,800
  1,250,000      Analog Devices, Inc. 4.75% 2005 cv. sub. notes 144A (BBB2)............  1,224,375   1,152,375
  1,000,000      Brooks Automation, Inc. 4.75% 2008 cv. sub. notes 144A (NR)...........    991,250     731,250
  1,500,000      CS First Boston, Inc. 1% 2006 medium-term exch. notes * (A1)
                  (exch. for Microsoft Corp. common stock).............................  1,652,923   1,309,688
     51,000 shs  CS First Boston, Inc. 10% 2002 medium-term notes (A1)
                  (exch. for Sun MicroSystems, Inc. common stock)......................  1,007,250     468,563
  1,000,000      Hewlett-Packard Co. 0% 2017 LYONs (A3)................................    608,827     450,940
    250,000      Kulicke & Soffa Industries, Inc. 5.25% 2006 cv. sub. notes 144A (B3)..    250,000     210,625
  1,150,000      Solectron Corp. 0% 2020 LYONs (Baa3)..................................    501,564     449,219
                                                                                        ----------  ----------
                                                                                         7,237,752   5,932,460
                                                                                        ----------  ----------
                 TELECOMMUNICATIONS - 11.2%
    700,000      American Tower Corp. 2.25% 2009 cv. notes (B3)........................    598,129     516,250
  4,000,000      Anixter International, Inc. 0% 2020 LYONs 144A (Ba3)..................  1,121,732   1,055,000
  1,700,000      Anixter International, Inc. 0% 2020 LYONs (Ba3).......................    498,329     448,375
  1,000,000      Bell Atlantic Financial Services, Inc. 5.75% 2003 sr. exch. notes
                  144A * (A1)(exch. for cash equiv. Telecom Corp. of New Zealand
                  common stock)........................................................  1,081,620   1,015,000
     15,000 shs  Crown Castle International Corp. 6.25% 2012 cv. pfd. (Caa2)...........    750,000     374,700
  1,000,000      Exchangeable Certificate Corp. 0.25% 2006 exch. certificates 144A
                  (Aaa)(exch. for specific telephone and cable common stocks ++).......  1,000,000     867,500
    750,000      Liberty Media Corp. 3.75% 2030 sr. exch. deb. 144A * (Baa3)
                  (exch. for Sprint PCS common stock)..................................    827,790     466,620
      2,000 shs  Lucent Technologies, Inc. 8% 2031 redeemable cv. pfd. (B3)............  2,000,000   2,044,866
     25,000      MediaOne Group, Inc. 7% 2002 PIES ** (Baa1)
                  (exch. for ADRs representing Vodafone AirTouch plc common stock).....  1,106,500     621,875
    500,000      Nortel Networks Corp. 4.25% 2008 cv. sr. notes 144A (Baa1)............    500,000     422,450
     30,000 shs  Sprint Corp. 7.125% equity units *,** (Baa1)
                  (exch. for Sprint PCS Group common stock)............................    750,000     816,000
  1,500,000      Tecnost International, N.V. 1% 2005 ADBs 144A (Baa2)
                  (exch. for ADRs representing Telecom Italia S.p.A. common stock).....  1,358,104   1,292,775
                                                                                        ----------  ----------
                                                                                        11,592,204   9,941,411
                                                                                        ----------  ----------
                 TRANSPORTATION - 2.0%
     20,000 shs  Continental Airlines Finance Trust II 6% cv. pfd. TIDES 144A (Caa1)
                  (exch. for Continental Airlines, Inc. common stock)..................  1,003,750     335,000
  1,500,000      United Parcel Service, Inc. 1.75% 2007 cash-settled cv. sr. notes (Aaa) 1,480,000   1,445,625
                                                                                        ----------  ----------
                                                                                         2,483,750   1,780,625
                                                                                        ----------  ----------
                 UTILITIES - 4.3%
     16,000 shs  AES Trust VII $3 trust cv. pfd. securities 144A (Ba2)
                  (conv. into AES Corp. common stock)...................................   876,500     464,500
     29,200 shs  Calpine Capital Trust II 5.50% HIGH TIDES (Ba2)
                  (exch. for Calpine Corp. common stock)................................ 1,611,606   1,613,300
  1,250,000      Ogden Corp. 6% 2002 euro cv. sub. deb. (Baa3)
                  (conv. into Covanta Energy Corp. common stock)........................ 1,203,035   1,240,625
    500,000      Ogden Corp. 5.75% 2002 euro cv. sub. deb. (Baa3)
                  (conv. into Covanta Energy Corp. common stock)........................   492,500     491,250
                                                                                        ----------  ----------
                                                                                         4,183,641   3,809,675
                                                                                        ----------  ----------

Portfolio of Investments September 30, 2001 (continued)



 Principal                                                                              Identified     Value
  Amount                                                                                   Cost       (Note 1)
----------                                                                              -----------  -----------
                U.S. TREASURY NOTES - 0.0%
    11,000      6.50% 3/31/02 #.........................................................$    11,244  $    11,223

                CORPORATE SHORT-TERM NOTES - 5.2%
 4,600,000      American Express Credit Corp. (P1)
                 (3.05% & 3.20% maturing 10/1/01 & 10/3/01).............................  4,597,764    4,597,764


                  Total Convertible Bonds and Notes - 73.7%............................. 69,097,322   65,499,760
                  Total Convertible Preferred Stocks - 17.9%............................ 18,033,192   15,961,512
                  Total Common Stocks - 0.0%............................................     16,625        9,338
                  Total Corporate Short-Term Notes - 5.2%...............................  4,597,764    4,597,764
                                                                                        -----------  -----------
                  Total Investments - 96.8%.............................................$91,744,903   86,068,374
                                                                                        ===========  -----------

                  Other assets and liabilities, net - 3.2%..............................               2,832,266
                                                                                                     -----------
                  Total Net Assets - 100.0%.............................................             $88,900,640
                                                                                                     ===========

*   Contingent payment debt instrument. See Note 1(b).
**  Mandatory convertible. See Note 1(e).
+   Ticker symbols: AA, BBBY, CEFT, CMCSK, CSCO, HDI, LMG/A, MIR, WM & WMI.
++  Ticker symbols: CSCO, CMCSK, AOL, IBM, LMG/A and WCOM.
#   Collateral for a letter of credit.


ACES            Automatically Convertible Equity Securities.
ADBs		American Depositary Bonds.
ADRs		American Depositary Receipts.
ADSs		American Depositary Shares.
BASES		Basket Adjusting Structured Equity Securities.
CODES		Contingent Debt Securities.
DECS		Debt Exchangeable for Common Stock.
FELINE          Family of Equity-Linked Income Securities.
HIGH TIDES	Remarketable Term Income Deferrable Equity Securities.
LYONs		Liquid Yield Option Notes.
PIERS		Preferred Income Equity Redeemable Securities.
PIES		Premium Income Exchangeable Securities.
PRIDES          Preferred Redeemable Increased Dividend Equity Securities.
TIDES		Term Income Deferrable Equity Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed reliable but have not been audited by PricewaterhouseCoopers LLP.

The cost of investments for federal income tax purposes is $91,744,903 resulting in gross unrealized appreciation and depreciation of $3,638,804 and $9,315,333, respectively, or net unrealized depreciation of $5,676,529 on a tax cost basis.

 See accompanying notes to financial statements

Statement of Assets and Liabilities
                                                                September 30, 2001
                                                                ------------------

Assets:
 Investments at value
     (Cost $91,744,903)(Note 1)...............................  $86,068,374
 Cash.........................................................    1,873,278
 Receivable for securities sold...............................    2,360,472
 Dividends and interest receivable............................      553,489
 Other assets.................................................       23,734
                                                                -----------
 Total assets.................................................   90,879,347
                                                                -----------
Liabilities:
 Payable for securities purchased.............................    1,880,357
 Accrued management fee (Note 2)..............................       59,770
 Accrued expenses.............................................       38,580
                                                                -----------
 Total liabilities............................................    1,978,707
                                                                -----------
Net Assets at Value...........................................  $88,900,640
                                                                ===========
Net assets consist of:
 Undistributed net investment income..........................  $ 1,859,898
 Accumulated net realized loss from investment transactions...   (1,088,992)
 Unrealized depreciation on investments.......................   (5,676,529)
 Capital shares (Note 3)......................................      102,560
 Additional paid-in capital...................................   93,703,703
                                                                -----------
Net Assets....................................................  $88,900,640
                                                                ===========
Net asset value per share ($88,900,640/10,255,959
    outstanding shares).......................................  $      8.67
                                                                ===========



Statement of Operations
For the Year Ended September 30, 2001
Investment Income (Note 1):
        Interest............................................... $  4,685,610
        Dividends..............................................    1,266,640
                                                                ------------
        Total Income...........................................    5,952,250
                                                                ------------
Expenses (Note 2):
        Management fee.........................................      717,184
        Custodian..............................................       23,130
        Transfer agent.........................................       29,532
        Professional fees......................................       79,961
        Directors' fees........................................      112,500
        Reports to shareholders................................       46,745
        Treasurer's office.....................................       25,000
        Other..................................................      102,409
                                                                ------------
        Total Expenses.........................................    1,136,461
                                                                ------------
Net Investment Income..........................................    4,815,789
                                                                ------------
Realized and Unrealized Loss on Investments:
        Net realized loss from investment transactions.........   (1,057,592)
        Net decrease in unrealized appreciation of investments.  (16,092,171)
                                                                ------------
        Net loss on investments................................  (17,149,763)
                                                                ------------
        Net Decrease in Net Assets Resulting from Operations... $(12,333,974)
                                                                ============

            See accompanying notes to financial statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000
                                                                         2001          2000
                                                                     ------------   ------------

Change in net assets from operations:
  Net investment income                                              $  4,815,789   $  3,909,385
  Net realized gain (loss) from investment transactions                (1,057,592)    12,120,056
  Net change in unrealized appreciation of investments                (16,092,171)     5,000,401
                                                                     ------------   ------------
     Net increase (decrease) in net assets resulting from operations  (12,333,974)    21,029,842
                                                                     ------------   ------------
Dividends to shareholders from:
  Net investment income                                                (4,174,588)    (3,181,095)
  Net realized gain on investments                                    (12,142,103)   (10,534,569)
                                                                     ------------   ------------
     Total dividends                                                  (16,316,691)   (13,715,664)
                                                                     ------------   ------------
Capital share transactions (Note 3)
Value of shares issued on reinvestment of distributions                 8,371,070      7,092,766
Cost of shares repurchased                                                    ---     (1,266,730)
                                                                     ------------   ------------
     Change in net assets resulting from capital share transactions     8,371,070      5,826,036
                                                                     ------------   ------------
Change in net assets                                                  (20,279,595)    13,140,214

Net assets at beginning of year                                       109,180,235     96,040,021
                                                                     ------------   ------------
Net Assets at End of Year (including undistributed net investment
  income of $1,859,897 and $1,218,486, respectively)                 $ 88,900,640   $109,180,235
                                                                     ============   ============


Financial Highlights
Selected data for a share of common stock outstanding:
                                                        Years Ended September 30,
                                                 ---------------------------------------
Per Share Operating Performance:                  2001     2000    1999    1998    1997
                                                 ------- ------- ------- ------- -------
Net asset value, beginning of year..............  $11.82  $11.23  $11.18  $13.33  $11.80
                                                 ------- ------- ------- ------- -------
Net investment income...........................    0.47    0.42    0.33    0.35    0.40
Net realized and unrealized gain (loss).........   (1.88)   1.71    1.40   (0.65)   2.59
                                                 ------- ------- ------- ------- -------
  Total from investment operations..............   (1.41)   2.13    1.73   (0.30)   2.99
Less Distributions:
Dividends from net investment income............   (0.42)  (0.35)  (0.32)  (0.37)  (0.40)
Distributions from realized gains...............   (1.32)  (1.23)  (1.36)  (1.48)  (1.06)
                                                 ------- ------- ------- ------- -------
  Total distributions...........................   (1.74)  (1.58)  (1.68)  (1.85)  (1.46)
Capital share repurchases.......................    ---     0.04    ---     ---     ---
                                                 ------- ------- ------- ------- -------
Net asset value, end of year....................  $ 8.67  $11.82  $11.23  $11.18  $13.33
                                                 ======= ======= ======= ======= =======
Market value, end of year.......................  $ 8.35  $ 9.88  $ 9.38  $10.00  $11.25

Total Net Asset Value Return(a)................. (13.34)%  21.85%  16.42% (2.39)%  27.77%
Total Investment Return(b)......................    2.21%  25.72%  10.39%   5.21%  30.93%
Ratios/Supplemental Data:
Net assets, end of period ($000's)..............  88,901 109,180  96,040  87,438  94,822
Ratio of expenses to average net assets.........     1.2%    1.2%    1.1%    1.1%    1.2%
Ratio of net investment income to
  average net assets............................    5.0%     3.8%    3.0%    3.0%    3.4%
Portfolio turnover rate.........................     82%      98%     67%     59%     71%

(a)Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.

(b)Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.

                   See accompanying notes to financial statements

Notes to Financial Statements

1.  Significant Accounting Policies
Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(a)  Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price as of the close of regular trading. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between reported bid and asked prices as of the close of regular trading. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

(b)  Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 10 cents per share for the year ended September 30, 2001. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At September 30, 2001 there were unrealized gains of approximately 3 cents per share on contingent payment debt instruments.

(c)  Federal Income Taxes
It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

(d)  Dividends and Distributions to Shareholders
The liability for dividends and distributions payable is recorded on the ex-dividend date.

(e)  Market Risk
It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $7,191,562 at September 30, 2001, representing 8.1% of net assets.

2.  Management Fee and Other Transactions with Affiliates
The management fee is paid to the investment adviser, Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer, up to a maximum of $25,000 a year, are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended September 30, 2001. The officers of the Fund are also directors, officers or employees of the Adviser, and are compensated by the Adviser.

3.  Capital Stock
At September 30, 2001 there were 10,255,959 shares of $.01 par value common stock outstanding, (20,000,000 shares authorized). During the years ended September 30, 2001 and 2000, 1,022,421 shares and 828,352 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $8,371,070 and $7,092,766 respectively. In 2000, 145,600 capital shares were purchased for $1,266,730. The amount paid averaged 22% less than the net asset value of the shares.

A distribution of $.19 per share, derived from net investment income, was declared on October 15, 2001, payable November 29, 2001 to shareholders of record at the close of business October 26, 2001.

4.  Portfolio Activity
Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $74,557,414 and $79,501,423, respectively, for the year ended September 30, 2001.

To the Shareholders and Board of Directors of Ellsworth Convertible Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets, and the financial highlights, present fairly, in all material respects, the financial position of Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

New York, New York
October 12, 2001

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

Shareholders may participate in our reinvestment plan whereby all dividends and distributions are automatically invested in additional Ellsworth shares at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, The Bank of New York (the "Bank"), as your agent, will combine your dividends with those of other Plan participants, and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Bank, to be combined with other Plan monies, for purchase of additional Ellsworth shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Bank in your dividend reinvestment account.

At any time, you may instruct the Bank to sell all or any portion of your account. Also, you may deposit with the Bank any Ellsworth stock certificates you hold, for a one-time fee of $7.50.

All registered shareholders are eligible to join the Plan. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name.

The Plan Administrator may use BNY ESI & Co., Inc. ("BNY ESI") a wholly owned subsidiary of The Bank of New York Company, Inc., for trading activity under the Plan on behalf of Plan participants. BNY ESI receives a commission in connection with the transactions it processes. For additional information regarding the Plan please call The Bank of New York at (800) 432-8224.

To join the Plan, fill out and mail the authorization form located on pages 15 and 16 of this report.
------------------------------------------------------------------------------
Important Factors Regarding Forward-Looking Statements

Information contained within the letter to Shareholders constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements which reflect the intent, belief or expectations of the Company and its management regarding the anticipated effect of events, circumstances and trends should be considered forward-looking statements. These forward-looking statements are not guarantees of future performance and there are a number of meaningful factors which could cause the Company's results to vary materially from those indicated by any such statements. Factors which could cause actual results to differ from expectations include, among others, changes to the Federal Reserve Board's monetary policy, a decline in economic activity, stable or increasing interest rates or tax rates, military action and acts of terrorism, a decline in global trading, increased volatility of securities in general as well as those purchased by the Company, changes to foreign and domestic markets in general or changes to the market for convertible securities.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Ellsworth shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our stockholders or former stockholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Please direct any questions concerning your account to: The Bank of New
York, Shareholder Relations Dept., P.O. Box 11258, Church Street
Station, New York, NY 10286-1258  (800) 432-8224.
------------------------------------------------------------------------------
Visit us on the Internet at www.ellsworthfund.com. The site provides information about the Fund including daily net asset values (NAV), historical dividends and press releases, as well as information about Davis-Dinsmore Management Company, the Fund's adviser. In addition you can email us at info@ellsworthfund.com.
------------------------------------------------------------------------------
Ellsworth is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.
------------------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Ellsworth Convertible Growth and Income Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Ellsworth Convertible Growth and Income Fund, Inc.
Automatic Dividend Investment and Cash Payment Plan
Plan and Authorization Form
The Bank of New York
Dividend Reinvestment
P.O. Box 1958,
Newark, NJ 07101-9774

I own, registered in my name............................................
shares of Common Stock of Ellsworth Convertible Growth and Income
Fund, Inc. (the "Company").
I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below. As a participant in this plan (the "Plan"), I may also wish to purchase additional shares of the Company through the Plan.

Authorization. You are authorized to act as my agent as follows:
	A. Establish an Account in my name.
	B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.
	C. In connection with any fiscal year-end distribution of capital gains or dividend from net investment income, take the distribution or dividend in Common Stock issued at the lower of market price or net asset value as determined on the fifth trading day preceding the date of payment.
	D. In connection with the Company's first three quarterly dividends in each fiscal year from net investment income (and any other dividends or distributions declared by the Company, other than those paid pursuant to paragraph C):
		1. If the net asset value as determined by the Company as of the close of business on the fifth trading day preceding the date of payment is equal to or lower than the closing market price of the Common Stock on the American Stock Exchange on that trading day plus brokerage commissions, take the dividend or distribution in Common
Stock issued at that net asset value;
		2. If the net asset value as determined by the Company as of the close of business on the fifth trading day preceding the date of payment is higher than the closing market price of the Common Stock on the American Stock Exchange on that trading day plus brokerage commissions, take the dividend or distribution in cash and add it to my Account.
	E. As soon as practicable after each cash payment is made to my Account in accordance with paragraph D above, use the funds in my
Account to buy on the American Stock Exchange as many additional full shares of the Company's Common Stock (plus a fractional interest in one share computed to four decimal places) as are available at prices which are less than net asset value. If, before you have completed the purchase of all shares for the distribution at prices less than net asset value, the market price equals or exceeds the net asset value of such shares, then you shall pay the remaining proceeds of the distribution to the Company and take the balance of the distribution in shares of Common Stock at net asset value.
	F. I understand that as a Plan participant I may also voluntarily purchase additional shares through the Plan by delivering a check payable to the Bank for at least $100, but not more than $10,000 in any month for deposit into my Account. Within 30 days, the Bank will combine all similar monies received and purchase Company shares in the open market. Checks drawn on foreign banks are subject to collection and collection fees and will be invested the next investment date after funds have been collected.
	G. You may mingle the cash in my Account with similar funds of other stockholders of the Company for whom you act as agent under the Plan. The cost of the shares and any fractional interests you buy for my Account in connection with a particular dividend, distribution or cash purchase shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend, distribution or cash purchase.
	H. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below.
You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.
	I. I may instruct you at any time to liquidate all or any portion of the shares of the Company then held in my Account. I understand that the Bank will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Company that are subject to liquidation requests in the open market.
The amount of proceeds I receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by you for all Plan participants who have given you liquidation requests.
	J. I understand that there is presently no service charge for you serving as my agent and maintaining my Account, except that my Account will be charged a $1.25 service fee for each cash purchase transaction on my behalf pursuant to paragraph F. You may, in addition, charge me for extra services performed at my request.

                                           (over)

I further understand that the Company reserves the right to amend the Plan in the future to impose an additional service charge.
K. As a Plan participant I may deposit with the Bank Common Stock certificates of the Company that I now hold, to be added to my Account. A one-time fee of $7.50 is charged for this service.
L. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.
Name and Address. My name as shown on my Common Stock certificate or certificates (including all names if more than one) and my address, are as follows:

Please Print (print names exactly as on stock certificate):

NAME OR NAMES...........................................................

NUMBER AND STREET.......................................................

CITY, STATE AND ZIP CODE................................................

SOCIAL SECURITY NUMBER..................................................

Stock Certificates. I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

Income Tax. I understand that participation in the Plan for automatic investment of dividends and distributions and cash purchase of shares does not relieve me of any income tax which may be payable by me on such dividends and distributions and on expenses incurred by the Company on my behalf.

Amendments and Change of Agent.
	1. I understand that the company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases.
	2. In connection with any dividend or distribution under Paragraphs C or D above, I understand that the Company will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the market price of such shares on the fifth trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the issuance of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company.
	3. In connection with the distribution of shares of Common Stock at net asset value under Paragraph E above, I understand that the Company will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the market price of such shares on any trading day in which shares of Common Stock are distributed at net asset value, unless the Board obtains a legal opinion from independent counsel that the issuance of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company.
	4. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.


Termination. I may terminate my Account at any time by delivering written notice to you prior to the record date of any dividend or distribution requesting either liquidation or a stock certificate. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their address as shown on your records, such termination to be effective as to all dividends and distributions payable to stockholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. Following the date of termination, you shall send me at my address shown on your records either the proceeds of liquidation, or a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.

Signature(s)............................................................

Date.........................

(if shares are in more than one name, all must sign.)

 ........................................................................
                                                     (over)

Board of Directors
GORDON F. AHALT            Petroleum Consultant
WILLIAM A. BENTON          Retired Stock Exchange Specialist
ELIZABETH C. BOGAN         Senior Lecturer in Economics at Princeton University
THOMAS H. DINSMORE, C.F.A. Chairman of the Board of Ellsworth
DONALD M. HALSTED, JR.     Investor
GEORGE R. LIEBERMAN        Retired Advertising Executive
DUNCAN O. MCKEE            Retired Attorney
JANE D. O'KEEFFE           President of Ellsworth
NICOLAS W. PLATT           Public Relations Executive

Officers
THOMAS H. DINSMORE         Chairman of the Board
JANE D. O'KEEFFE           President
SIGMUND LEVINE             Senior Vice President and Secretary
H. TUCKER LAKE             Vice President, Trading
GERMAINE M. ORTIZ          Vice President
GARY I. LEVINE             Treasurer and Assistant Secretary
MERCEDES A. PIERRE         Assistant Treasurer
------------------------------------------------------------------------------
Internet
www.ellsworthfund.com
email: info@ellsworthfund.com

Investment Adviser
Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973) 631-1177

Shareholder Services and Transfer Agent
The Bank of New York
Shareholder Relations Department
P.O. Box 11258, Church Street Station
New York, NY 10286-1258
(800)432-8224
www.stockbny.com
email: shareowner-svcs@bankofny.com

Common Stock Listing
American Stock Exchange Symbol: ECF

Ellsworth Convertible Growth and Income Fund, Inc.
65 MADISON AVENUE
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

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